Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policy

Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are easily converted into known amounts of cash and are subject to an insignificant risk of changes in value. Cash and cash equivalents consist of liquid assets that are available immediately and term deposits.

Cash equivalents are measured at amortized cost.

Detail of cash and cash equivalents

Cash and cash equivalent break down as follows:

(in thousands of euros)	As of December 31, 2020	As of December 31, 2019
Short-term bank deposits	—	10,000
Cash and bank accounts	119,151	25,094
Net cash and cash equivalents	119,151	35,094
Short-term bank deposits mainly comprise interest-bearing term deposits held as part of the Company's financial management strategy that may be converted to cash without any substantial penalty.

As of December 31, 2020, Cash and bank accounts increased by €94,057 thousand as compared with December 31, 2019, mainly due to:

•the closing of the U.S. initial public offering on the Nasdaq and the related exercise of the underwriters’ option to purchase additional ADSs in December 2020, which resulted in aggregate net proceeds, after deducting underwriting commissions and offering expenses payable by Nanobiotix, of $100.4 million (€82.8 million); and,
•the €18.6 million net proceeds from the private placement capital increase in 2020; and,
•the total €10 million “PGE” loan obtained from HSBC and Bpifrance in June and July 2020, respectively.
All short-term bank deposits were converted into cash during the year ended December 31, 2020. Therefore the Company does not have any short-term bank deposits as of December 31, 2020.